UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 28, 2010
United Western Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716

(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
Denver, Colorado	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
          On April 23, 2010, United Western Bank, the federal savings bank subsidiary (the “Bank”) of United Western Bancorp, Inc. (the “Company”), filed a complaint in the Second Judicial District in the City and County of Denver, Colorado for losses the Bank incurred relating to six private label mortgaged-backed securities (the “MBS”) that the Bank purchased from Countrywide Financial Corporation and various of its subsidiaries listed in the complaint (collectively referred to herein as “Countrywide”) in an aggregate original principal amount of approximately $108 million. In addition to Countrywide, the defendants in this proceeding include Bank of America Corporation, UBS Securities LLC and certain officers of Countrywide.
          The MBS were purchased by the Bank over a period beginning on or around October 5, 2005 through October 12, 2006. The MBS are described as follows: (i) $31,500,000 in face value of CWALT Alternative Loan Trust 2005-J10, Class 2-A-3 (CUSIP No. 12668ABT1); (ii) $16,227,000 in face value of CWALT Alternative Loan Trust 2005-43, Class 1-A-2 (CUSIP No. 12667G5T6); (iii) $20,000,000 in face value of CWALT Alternative Loan Trust 2005-J13, Class 1-A-3 (CUSIP No. 12668AB95); (iv) $34,381,000 in face value of CWHL Mortgage Pass-Through Trust 2005-HYB8, Class 4-A-2 (CUSIP No. 126694QK7); (v) $2,965,173.33 in face value of CWHL Mortgage Pass-Through Trust 2005-HYB3, Class 2-A-3A (CUSIP No. 12669GE56); and (vi) $2,855,292.86 in face value of CHL Mortgage Pass-Through Trust 2005-31, Class 2-A-1 (CUSIP No. 126694UL0).
          The Bank alleges in the complaint that each registration statement and prospectus supplement made by the defendants and used to market the MBS to the Bank contained untrue statements of material facts and omissions of material facts with regard to Countrywide’s underwriting practices and the nature and characteristics of the underlying mortgage loans in the MBS. The Bank’s complaint seeks an award of damages against the defendants, jointly and severally, as a result of the defendants’ wrongdoing, including, but not limited to, an award of damages for violations (i) under Section 11 of the Securities Act of 1933 (the “Act”); (ii) under Section 12(a)(2) of the Act; and (iii) under Section 15 of the Act. In addition, the complaint seeks rescission regarding the purchase of each of the MBS and recovery of the consideration paid for each of the MBS, including statutory interest, pursuant to the Colorado Securities Act. Bank of America Corporation is a named defendant in the complaint under successor liability law based upon the fact that it acquired Countrywide pursuant to a merger on July 1, 2008.
          The foregoing is only a summary of the material terms of the above referenced complaint and does not purport to be complete, and is qualified in its entirety by reference to the complaint, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Exhibits.
10.1	Complaint for Violation of the Colorado Securities Act, the Federal Securities Act of 1933 and Jury Demand with respect to the following matter filed on April 23, 2010 in the Second Judicial District in the City and County of Denver, Colorado: United Western Bank v. Countrywide Financial Corporation; Countrywide Home Mortgage Loans, Inc.; CWMBS, Inc.: Countrywide Capital Markets; Countrywide Securities Corporation; Eric P. Sieracki; Thomas K. Mclaughlin; Stanford L. Kurland; David A. Spector; Bank of America Corporation and UBS Securities LLC.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED WESTERN BANCORP, INC.
Dated: April 28, 2010	By:	/s/ Michael J. McCloskey
	Name:	Michael J. McCloskey
	Title:	Executive Vice President, Chief Operating Officer and General Counsel